CAT II -SUMSUP-1 072012
Summary Prospectus Supplement dated July 20, 2012
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y and Investor Class shares, as applicable, of the Funds listed below:
Invesco California Tax-Free Income Fund
Invesco Core Plus Bond Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Total Return Fund
Invesco Municipal Bond Fund
Invesco U.S. Government Fund
Effective September 24, 2012, the first breakpoint at which investors may qualify for sales charge discounts will be changed from $50,000 to $100,000 and the maximum sales charge imposed on Class A shares will change from 4.75% to 4.25%.
CAT II -SUMSUP-1 072012

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